      As filed with the Securities and Exchange Commission on July 21, 2000

                                                      REGISTRATION NO. 333-88205
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               ------------------

                                    eBay Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Delaware                      7389                        77-0430924
(State of incorporation)    (Primary standard industrial      (I.R.S. employer
                             classification code number)     identification no.)

                               ------------------

                              2145 HAMILTON AVENUE
                           SAN JOSE, CALIFORNIA 95125
                                 (408) 558-7400
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
        INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ------------------

                               MICHAEL R. JACOBSON
          VICE PRESIDENT, LEGAL AFFAIRS, GENERAL COUNSEL AND SECRETARY
                              2145 HAMILTON AVENUE
                           SAN JOSE, CALIFORNIA 95125
                                 (408) 558-7400
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                               ------------------

                                   COPIES TO:

                               Kenneth L. Guernsey
                               Michael J. Sullivan
                                 Karyn S. Tucker
                               Virginia C. Edwards
                                 Erin A. Sawyer
                               Cooley Godward LLP
                         One Maritime Plaza, 20th Floor
                             San Francisco, CA 94111
                                 (415) 693-2000

                               ------------------

       TERMINATION OF OFFERING AND REMOVAL OF SECURITIES FROM REGISTRATION

    Pursuant to an undertaking made in Item 17 of the Registration Statement as filed with the Commission on September 30, 1999 (Registration No. 333-88205), the Registrant hereby removes from registration 7,348,109 shares of its Common Stock.

SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California on July 20, 2000.

                                        /s/ MICHAEL R. JACOBSON
                                        ---------------------------------------
                                        Michael R. Jacobson
                                        Vice President, Legal Affairs,
                                        General Counsel and Secretary

           SIGNATURE                          TITLE                                  DATE
  /s/ MARGARET C. WHITMAN     *      President, Chief Executive                 July 20, 2000
  ------------------------------     Officer and Director (Principal
  Margaret C. Whitman                Executive Officer)

  /s/ GARY F. BENGIER         *      Chief Financial Officer and                July 20, 2000
  ------------------------------     Vice President Operations
  Gary F. Bengier                    (Principal Financial and
                                     Accounting Officer)

  /s/ PIERRE M. OMIDYAR       *      Chairman of the Board of                   July 20, 2000
  ------------------------------     Directors
  Pierre M. Omidyar

  /s/ Philippe Bourguignon           Director                                   July 20, 2000
  ------------------------------
  Philippe Bourguignon

  /s/ SCOTT D. COOK           *      Director                                   July 20, 2000
  ------------------------------
  Scott D. Cook

  /s/ ROBERT C. KAGLE         *      Director                                   July 20, 2000
  ------------------------------
  Robert C. Kagle

                                     Director
  ------------------------------
  Dawn G. Lepore

  /s/ HOWARD D. SCHULTZ       *      Director                                   July 20, 2000
  ------------------------------
  Howard D. Schultz



  */s/ MICHAEL R. JACOBSON                                                      July 20, 2000
  ------------------------------
  Michael R. Jacobson
  Attorney-in-fact